UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  -  August 24, 2006

 (Date of Earliest Event Reported)

Carpenter Technology Corporation

 (Exact Name of Registrant as specified in its charter)

Delaware                           1-5828                         23-0458500

     (State of Incorporation) (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 14662, Reading Pennsylvania, 19612

(Address of principal executive offices)

Registrant's telephone number, including area code (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01          Entry into a Material Definitive Agreement

On August 24, 2006, the Human Resources Compensation Subcommittee of the Board of Directors (the “Subcommittee”) of Carpenter Technology Corp. (the “Company”), after a review of performance and competitive market data, finalized the compensation packages including the annual base salaries and other material elements of compensation of the Company’s executive officers for fiscal year 2007, which began on July 1, 2006. The compensation adjustments were effective as of July 2, 2006.

A.    Base Salaries

The following table sets forth the annual base salary levels of the Company’s Named Executive Officers for fiscal years 2006 and 2007:

Name and Position	Fiscal Year 2006 Base Salary	Fiscal Year 2007 Base Salary

Robert J. Torcolini Chairman, President and Chief Executive Officer	$850,000	$850,000

J. Michael Fitzpatrick Vice Chairman	$500,000	$500,000

Dennis M. Oates Senior Vice President - Specialty Alloys Operations	$360,000	$390,000

Michael L. Shor Senior Vice President - Engineered Products Operations	$350,000	$380,000

M. David Kornblatt Senior Vice President - Finance and Chief Financial Officer (Began employment during FY 2007)	N/A	$360,000

David A. Christiansen Vice President, General Counsel and Secretary	$240,000	$260,000

B.  Incentive Compensation

The Subcommittee set performance goals and opportunities for cash bonuses payable under the Executive Bonus Compensation Plan (EBCP) for the 2007 fiscal year.  For fiscal year 2007, the Subcommittee established corporate performance goals for return on net assets (RONA) and earnings per share (EPS) as the key measures for the EBCP for Messrs. Torcolini, Fitzpatrick,

Kornblatt and Christiansen. In addition to the corporate RONA and EPS goals, a portion of the EBCP award for Messrs. Oates and Shor for fiscal year 2007 will be based upon achieving operating income and RONA goals established for the business units that they respectively manage. Corporate RONA and EPS and business unit operating income and RONA goals were also used as the key measures for the fiscal year 2006 performance goals under the Executive Annual Compensation Plan (EACP) as then in place. The performance goals for fiscal 2006 and 2007 were set using a performance range beginning at a Threshold level, progressing to a Target and up to a Maximum. The following table sets forth (i) the actual performance-based cash bonus earned in fiscal year 2006 by each of the Named Executive Officers, (ii) the percentages of annual base salary that the Named Executive Officers could have earned in fiscal year 2006 upon achievement of financial goals within the established Threshold, Target and Maximum performance range set under the EACP, and (iii) the percentages of annual base salary that the Named Executive Officers could earn in fiscal year 2007 upon achievement of financial goals within the established Threshold, Target and Maximum performance range set under the EBCP:

Name and Position	Fiscal Year 2006 Actual Bonus Paid	Fiscal Year 2006 EACP Threshold/Target/Max. Percent of Base Salary	Fiscal Year 2007 EBCP Threshold/Target/Max. Percent of Base Salary

Robert J. Torcolini Chairman, President and Chief Executive Officer	$1,659,616	50/100/200%	50/100/200%

J. Michael Fitzpatrick Vice Chairman	$258,462	40/80/160%	40/80/160%

Dennis M. Oates Senior Vice President - Specialty Alloys Operations	$501,173	35/70/140%	35/70/140%

Michael L. Shor Senior Vice President - Engineered Products Operations	$413,902	35/70/140%	35/70/140%

M. David Kornblatt Senior Vice President - Finance and Chief Financial Officer	N/A	N/A	35/70/140%

David A. Christiansen Vice President, General Counsel and Secretary	$237,693	25/50/100%	25/50/100%

C.          Long Term Incentive Compensation – Performance Shares of Restricted Stock

The Subcommittee set performance goals and opportunities under the stock-based incentive compensation plan for the Named Executive Officers for the 2007 fiscal year.  For fiscal year 2007, the Subcommittee established corporate RONA goals for earning restricted stock awards for Messrs. Torcolini, Fitzpatrick, Oates, Shor, Kornblatt and Christiansen. Corporate RONA

goals were also used as the key measures for the fiscal year 2006 performance goals for earning performance-based shares of restricted stock. The performance goals for fiscal years 2006 and 2007 were set using a performance range beginning at a Threshold level, progressing to a Target and up to a Maximum. After the restricted stock is earned based on achievement of financial goals within the performance range, the shares will vest ratably over a two year period, subject to such conditions as may be determined by the Subcommittee.

The following table sets forth (i) the number of shares of restricted stock that each of the Named Executive Officers earned in fiscal year 2006, (ii) the number of shares of restricted stock that each of the Named Executive Officers could have earned in fiscal year 2006 upon achievement of financial goals within the established Threshold, Target and Maximum performance range, and (iii) the number of shares of restricted stock that each of the Named Executive Officers could earn in fiscal year 2007 upon achievement of financial goals within the established Threshold, Target and Maximum performance range:

Name and Position	Fiscal Year 2006 Performance Shares Actually Earned	Fiscal Year 2006 Threshold/Target/Max Performance Shares- Restricted Stock	Fiscal Year 2007 Threshold/Target/Max. Performance Shares- Restricted Stock

Robert J. Torcolini Chairman, President and Chief Executive Officer	14,000	3,500/7,000/14,000	5,250/10,500/21,000

J. Michael Fitzpatrick Vice Chairman	2,250	562/1,125/2,250	2,250/4,500/9,000

Dennis M. Oates Senior Vice President - Specialty Alloys Operations	6,000	1,500/3,000/6,000	2,250/4,500/9,000

Michael L. Shor Senior Vice President - Engineered Products Operations	6,000	1,500/3,000/6,000	2,250/4,500/9,000

M. David Kornblatt Senior Vice President - Finance and Chief Financial Officer	N/A	N/A	2,250/4,500/9,000

David A. Christiansen Vice President, General Counsel and Secretary	2,500	625/1,250/2,500	938/1,875/3,750

D.

Long Term Incentive Compensation – Time Vested Shares of Restricted Stock

The Subcommittee evaluated the performance of the Named Executives Officers during fiscal year 2006.  The Subcommittee determined that it was appropriate to grant the Named Executive Officers shares of restricted stock that will vest on June 30, 2011 for Mr. Torcolini and on June 30, 2009 for the other Executives, provided that the Executive remains employed by the Company on that date, subject to such conditions as may be determined by the Subcommittee.

The following table sets forth the number of shares of time vested restricted stock that were granted to each of the Named Executive Officers:

Name and Position	Shares of Time Vested Restricted Stock

Robert J. Torcolini Chairman, President and Chief Executive Officer	5,250

Dennis M. Oates Senior Vice President - Specialty Alloys Operations	2,250

Michael L. Shor Senior Vice President - Engineered Products Operations	2,250

David A. Christiansen Vice President, General Counsel and Secretary	938

E.

Amendments to Compensation Plans.

The Subcommittee and the Board of Directors adopted amendments to the Company’s Executive Bonus Compensation Plan and its Stock-Based Incentive Compensation Plan for Officers and Key Employees.  The plans will be submitted for approval by the Company’s stockholders at the Annual Meeting to be held on October 16, 2006.  Incentive compensation opportunities described above, whether in the form of cash or equity, are subject to approval of the plans by the Company’s stockholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006	CARPENTER TECHNOLOGY CORPORATION By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary